Loan Sale and Servicing Activities and Variable Interest Entities (Principal Balance, Delinquent Loans (Loans 90 Days or More Past Due), and Net Charge-Offs Related to Serviced Loans) (Details) - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Residential Mortgages
Total principal balance	$ 49,323	$ 54,028
Delinquent loans	492	622
Net charge-offs	40	47
Commercial Mortgages
Total principal balance	42,414	47,969
Delinquent loans	64	234
Net charge-offs	$ 520	$ 269